Exhibit 99.1

BANKWELL FINANCIAL GROUP REACHES RECORD ASSET LEVELS AT $1.1 BILLION, RECORD CORE EARNINGS FOR THE FOURTH QUARTER OF $1.6 MILLION AND FULL YEAR CORE EARNINGS OF $5.8 MILLION

New Canaan, CT – January 29, 2015 – Bankwell Financial Group, Inc. (NASDAQ: BWFG) reported GAAP net income of $0.7 million for the fourth quarter of 2014 and $4.6 million for the year ended 2014. Excluding merger related expenses, net income (defined as core earnings) for the quarter was $1.6 million and for the year ended was $5.8 million. In addition, Bankwell Financial Group, Inc. reached record asset levels at $1.1 billion, driven by the acquisition of Quinnipiac Bank and Trust Company in the fourth quarter of 2014 and strong loan growth.

Blake S. Drexler, Executive Chairman of Bankwell Financial Group, Inc. stated, “This was a record quarter and an outstanding finish to an excellent year for Bankwell. In addition to record core earnings for the quarter and the year, our asset levels surpassed the $1 billion mark for the first time. These results validate our strategy of focusing on steady, reliable earnings while maintaining a strong net interest margin.” He added, “I commend our entire staff for their focus and dedication toward achieving these results, including the successful merger with Quinnipiac Bank. We are excited about the opportunity to take our proven model to New Haven County and expand our presence in that market.”

Earnings

Revenues (net interest income plus non-interest income) for the three months ended December 31, 2014 were $10.6 million, an increase of 25.5% compared to the three months ended December 31, 2013. Revenues (net interest income plus non-interest income) for the year ended December 31, 2014 were $34.7 million, an increase of 15.5% compared to the year ended December 31, 2013. Net interest income for the three months ended December 31, 2014 was $9.8 million, an increase of 48.1% compared to the same period in the prior year. The strong improvement in net interest income was fueled by record earning asset growth, a year ended net interest margin of 3.84%, and a fourth quarter net interest margin of 3.99%. The increased loan loss provision to $1.3 million for the quarter ended December 31, 2014 is a direct result of significant growth in our loan portfolio.

The Company continues to focus on expense control as indicated by our improving efficiency ratios. The Company’s efficiency ratio for the three months ended December 31, 2014 was 65.4% and for the year ended December 31, 2014 was 69.1%. Core earnings for the three months ended December 31, 2014 were $1.6 million, an increase of $1.1 million compared to December 31, 2013. Core earnings for the year ended December 31, 2014 were $5.8 million, an increase of $1.8 million compared to December 31, 2013.

Financial Condition

Assets totaled $1.1 billion at December 31, 2014, a 41.0% increase compared to assets of $779.6 million at December 31, 2013. This increase reflects strong loan growth, IPO proceeds and the Quinnipiac Bank and Trust Company acquisition. Total loans were $931.8 million, a 46.8% increase compared to December 31, 2013. Deposits increased to $835.4 million, a 26.3% increase over December 31, 2013, with core deposits showing a 13.4% increase to $526.6 million over December 31, 2013.

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Asset Quality

Asset quality remained exceptionally strong at December 31, 2014. Non-performing assets as a percentage of total assets was 0.39% at December 31, 2014, up from 0.23% at December 31, 2013. The allowance for loan losses as of December 31, 2014 was $10.9 million, representing 1.32% of total loans, excluding acquired loans.

Capital

Shareholders’ equity continued to remain strong at $129.2 million as of December 31, 2014, an increase of $59.7 million compared to December 31, 2013, primarily a result of the approximately net $45 million raised in the IPO and from shares issued as a result of the Quinnipiac acquisition. As of December 31, 2014, the tangible common equity ratio and tangible book value per share were 10.47% and $16.35, respectively.

About Bankwell Financial Group

Bankwell is a commercial bank that serves the banking and lending needs of residents and businesses throughout Fairfield and New Haven Counties, CT. For more information about this press release, interested parties can contact Blake S. Drexler, Executive Chairman or Ernest J. Verrico, Executive Vice President and CFO of Bankwell Financial Group at (203) 972-3838.

For more information, visit www.mybankwell.com.

This press release may contain certain forward-looking statements about the Company. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged.

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BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEETS (unaudited)
(Dollars in thousands, except share data)

	December 31,	September 30,	December 31,
	2014	2014	2013
Assets
Cash and due from banks	$48,559	$35,566	$82,013
Held to maturity investment securities, at amortized cost	11,454	11,502	13,816
Available for sale investment securities, at fair value	65,009	67,537	28,597
Loans held for sale	586	-	100
Loans receivable (net of allowance for loan losses of $10,860, $9,552,
$8,382 at December 31, 2014, September 30, 2014 and December 31, 2013
respectively)	915,981	730,148	621,830
Foreclosed real estate	950	829	829
Accrued interest receivable	3,323	2,670	2,360
Federal Home Loan Bank stock, at cost	6,109	4,834	4,834
Premises and equipment, net	11,910	7,787	7,060
Bank-owned life insurance	23,028	22,837	10,031
Goodwill	2,589	-	-
Other intangible assets	848	401	481
Deferred income taxes, net	7,156	5,804	5,845
Other assets	2,029	5,600	1,822
Total assets	$1,099,531	$895,515	$779,618

Liabilities & Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$166,030	$151,146	$118,618
Interest-bearing	669,409	544,117	542,927
Total deposits	835,439	695,263	661,545

Advances from the Federal Home Loan Bank	129,000	77,000	44,000
Accrued expenses and other liabilities	5,882	4,755	4,588
Total liabilities	970,321	777,018	710,133

Shareholders’ equity
Preferred stock, senior noncumulative perpetual, Series C, no par;
10,980 shares issued and outstanding at December 31, 2014,
September 30, 2014 and December 31, 2013 respectively;
liquidation value of $1,000 per share.	10,980	10,980	10,980
Common stock, no par value; 10,000,000 shares authorized,
7,185,482, 6,559,995 and 3,876,393 shares issued at
December 31, 2014, September 30, 2014 and December 31, 2013
respectively.	107,265	97,180	52,105
Retained earnings	10,434	9,735	5,976
Accumulated other comprehensive income	531	602	424
Total shareholders’ equity	129,210	118,497	69,485

Total liabilities and shareholders’ equity	$1,099,531	$895,515	$779,618

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BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Interest and dividend income
Interest and fees on loans	$10,369	$6,980	$33,409	$26,599
Interest and dividends on securities	635	369	2,052	1,409
Interest on cash and cash equivalents	12	45	128	84
Total interest income	11,016	7,394	35,589	28,092

Interest expense
Interest expense on deposits	1,038	680	3,295	2,233
Interest on borrowings	207	115	634	532
Total interest expense	1,245	795	3,929	2,765

Net interest income	9,771	6,599	31,660	25,327

Provision for loan losses	1,305	96	2,152	585

Net interest income after provision for loan losses	8,466	6,503	29,508	24,742

Noninterest income
Gains and fees from sales of loans	305	283	1,313	2,020
Gain on bargain purchase	-	1,333	-	1,333
Service charges and fees	223	119	643	416
Bank owned life insurance	192	31	497	31
Net gain on sale of available for sale securities	-	-	-	648
Gain (loss) on sale of foreclosed real estate, net	-	15	-	64
Other	113	70	588	211
Total noninterest income	833	1,851	3,041	4,723

Noninterest expense
Salaries and employee benefits	4,122	3,432	13,534	11,578
Merger and acquisition related expenses	1,393	844	1,801	908
Occupancy and equipment	1,260	1,010	4,422	3,420
Data processing	340	562	1,289	1,349
Marketing	211	151	674	927
Director fees	190	(96)	650	330
Professional services	159	383	1,194	1,595
FDIC insurance	143	66	488	333
Amortization of intangibles	53	18	133	18
Foreclosed real estate	15	4	36	8
Other	457	704	1,591	1,654
Total noninterest expense	8,343	7,078	25,812	22,120

Income before income tax expense	956	1,276	6,737	7,345

Income tax expense	229	(86)	2,169	2,184

Net income	$727	$1,362	$4,568	$5,161

Net income attributable to common shareholders	$693	$1,301	$4,377	$4,961

Earnings per common share - basic	$0.10	$0.34	$0.78	$1.46
Earnings per common share - diluted	0.10	0.34	0.78	1.44

Weighted average shares outstanding, basic	6,998,188	3,746,340	5,577,942	3,395,779
Weighted average shares outstanding, diluted	7,033,660	3,787,853	5,605,512	3,451,393

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BANKWELL FINANCIAL GROUP, INC.
RECONCILIATION GAAP - NON GAAP (unaudited)
(Dollars in thousands)

For the three months ended December 31, 2014
Net Income	$727
Merger and Acquisition Related Expenses	1,393
Income Tax Expense (benefit)	(474)
Net adjustment	919
Core Earnings	$1,646

For the three months ended December 31, 2013
Net Income	$1,362
Merger and Acquisition Related Expenses	844
Gain on Bargain Purchase	(1,333)
Income Tax Expense (benefit)	(287)
Net adjustment	(776)
Core Earnings	$586

For the twelve months ended December 31, 2014
Net Income	$4,568
Merger and Acquisition Related Expenses	1,801
Income Tax Expense (benefit)	(612)
Net adjustment	1,189
Core Earnings	$5,757

For the twelve months ended December 31, 2013
Net Income	$5,161
Merger and Acquisition Related Expenses	908
Gain on Bargain Purchase	(1,333)
Net gain on sale of available for sale securities	(648)
Income Tax Expense (benefit)	(88)
Net adjustment	(1,161)
Core Earnings	$4,000

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BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended, December 31,
	2014	2013	2014	2013
Performance ratios:
Return on average assets	0.28%	0.72%	0.52%	0.77%
Return on average stockholders’ equity	2.26%	7.02%	4.66%	8.17%
Net interest margin	3.99%	3.82%	3.84%	3.94%
Efficiency ratio (1)	65.4%	87.7%	69.1%	75.7%

	As of
	December 31, 2014		December 31, 2013
Capital ratios:
Total Capital to Risk-Weighted Assets (2)	13.34	% *	10.74%
Tier I Capital to Risk-Weighted Assets (2)	12.28	% *	9.49%
Tier I Capital to Average Assets (2)	11.12	% *	7.91%
Tangible common equity to tangible assets	10.47%		7.45%

Tangible book value per common share (3)	$16.35		$15.46

Asset quality:
Nonaccrual loans	$3,362		$1,003
Other real estate owned	950		829
Total non-performing assets	$4,312		$1,832

Loans past due 90 days and still accruing	$1,872		$3,620

Nonperforming loans as a % of total loans	0.36%		0.16%

Nonperforming assets as a % of total assets	0.39%		0.23%

Allowance for loan losses as a % of total loans	1.17%		1.33%

Allowance for loan losses as a % of nonperforming loans	323.02%		835.69%

Net loan charge-offs as a % of average loans	0.05%		0.03%

(1) Efficiency ratio is defined as non-interest expenses, less merger and acquisition related expenses and other real estate owned expenses, divided by our operating revenue, which is equal to net interest income plus non-interest income excluding gains and losses on sales of securities, gains and losses on other real estate owned and gain on bargain purchase. In our judgment, the adjustments made to operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business.

(2)  Represents bank ratios.

(3) Excludes preferred stock and unvested restricted stock awards of 165,862  and 122,140 as of December 31, 2014 and December 31, 2013, respectively.

* Estimated

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BANKWELL FINANCIAL GROUP, INC.
NET INTEREST MARGIN ANALYSIS ON A FULLY TAX EQUIVALENT BASIS
(Dollars in thousands)

	For the Three Months Ended
	December 31, 2014			December 31, 2013
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Cash and Fed funds sold	$20,518	$11	0.22%	$57,106	$45	0.31%
Securities (1)	84,676	727	3.43%	41,422	472	4.55%
Loans: (2)
Commercial real estate	486,311	5,992	4.82%	306,229	3,918	5.01%
Residential real estate	173,841	1,550	3.57%	157,083	1,363	3.47%
Construction (3)	57,886	685	4.63%	42,207	446	4.13%
Commercial business	139,068	1,791	5.04%	82,411	1,123	5.33%
Home equity	17,997	194	4.28%	11,769	125	4.19%
Consumer	3,160	38	4.78%	210	5	10.33%
Acquired loan portfolio non accrual loans (net of mark)	2,345	120	20.35%	-	-	-
Total loans	880,608	10,370	4.61%	599,909	6,980	4.55%
Federal Home Loan Bank stock	5,808	19	1.32%	4,710	4	0.35%
Total earning assets	991,610	$11,127	4.39%	703,147	$7,501	4.17%
Other assets	54,306			43,106
Total assets	$1,045,916			$746,253

Liabilities and shareholders’ equity:
Interest-bearing liabilities:
NOW	$54,532	15	0.11%	$55,928	16	0.11%
Money market	211,219	272	0.51%	129,268	160	0.49%
Savings	84,238	86	0.41%	104,500	122	0.46%
Time	280,329	665	0.94%	191,436	382	0.79%
Total interest-bearing deposits	630,318	1,038	0.65%	481,132	680	0.56%
Borrowed Money	118,301	207	0.69%	50,026	114	0.91%
Total interest bearing liabilities	748,619	$1,245	0.66%	531,158	$794	0.59%
Noninterest-bearing deposits	159,772			110,300
Other liabilities	9,785			27,840
Total liabilities	918,176			669,298
Shareholders’ equity	127,740			76,955
Total liabilities and shareholders’ equity	$1,045,916			$746,253
Net interest income (4)		$9,882			$6,707
Interest rate spread			3.73%			3.58%
Net interest margin (5)			3.99%			3.82%

(1) Average balances and yields for securities are based on amortized cost.
(2) Average balances and yields for loans exclude nonperforming loans.
(3) Includes commercial and residential real estate construction.
(4) The adjustment for securities and loans taxable equivalency amounted to $111 thousand and $108 thousand, respectively for the three months ended December 31, 2014, and 2013.
(5) Net interest income as a percentage of earning assets.

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BANKWELL FINANCIAL GROUP, INC.
NET INTEREST MARGIN ANALYSIS ON A FULLY TAX EQUIVALENT BASIS
(Dollars in thousands)

	For the Twelve Months Ended
	December 31, 2014			December 31, 2013
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Cash and Fed funds sold	$49,152	$127	0.26%	$35,599	$84	0.24%
Securities (1)	61,398	2,424	3.95%	40,932	1,766	4.31%
Loans: (2)
Commercial real estate	378,345	18,515	4.83%	299,142	15,124	5.06%
Residential real estate	164,598	5,911	3.59%	152,498	5,577	3.66%
Construction (3)	49,212	2,300	4.61%	38,073	1,763	4.63%
Commercial business	109,121	5,496	4.97%	69,252	3,699	5.34%
Home equity	14,529	564	3.88%	11,287	423	3.74%
Consumer	1,270	81	6.35%	308	18	5.98%
Acquired loan portfolio non accrual loans (net of mark)	2,707	545	20.14%	-	-	-
Total loans	719,782	33,412	4.59%	570,560	26,604	4.66%
Federal Home Loan Bank stock	5,078	73	1.45%	4,624	17	0.36%
Total earning assets	835,410	$36,036	4.25%	651,715	$28,471	4.37%
Other assets	43,535			17,782
Total assets	$878,945			$669,497

Liabilities and shareholders’ equity:
Interest-bearing liabilities:
NOW	$53,041	58	0.11%	40,554	$49	0.12%
Money market	182,676	836	0.46%	116,323	498	0.45%
Savings	91,058	302	0.33%	117,388	543	0.46%
Time	238,710	2,099	0.88%	158,996	1,143	0.72%
Total interest-bearing deposits	565,485	3,295	0.58%	433,261	2,233	0.43%
Borrowed Money	65,953	634	0.96%	69,912	532	0.73%
Total interest bearing liabilities	631,438	$3,929	0.62%	503,173	$2,765	0.47%
Noninterest-bearing deposits	136,748			96,009
Other liabilities	12,838			7,173
Total liabilities	781,024			606,355
Shareholders’ equity	97,921			63,142
Total liabilities and shareholders’ equity	$878,945			$669,497
Net interest income (4)		$32,107			$25,706
Interest rate spread			3.63%			3.90%
Net interest margin (5)			3.84%			3.94%

(1) Average balances and yields for securities are based on amortized cost.
(2) Average balances and yields for loans exclude nonperforming loans.
(3) Includes commercial and residential real estate construction.
(4) The adjustment for securities and loans taxable equivalency amounted to $447 thousand and $379 thousand, respectively for the twelve months ended December 31, 2014, and 2013.
(5) Net interest income as a percentage of earning assets.

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